AMENDMENT NO. 1 TO AMENDED AND RESTATED
SUPPLEMENTAL BENEFIT AGREEMENT

This Amendment No. 1 to the Amended and Restated Supplemental Benefit Agreement (the “Amendment”) is made and effective as of January 1, 2008 by and between Rural Telephone Finance Cooperative, a District of Columbia cooperative corporation (“RTFC”) and Sheldon C. Petersen (the “Executive”).

WHEREAS, RTFC and the Executive are parties to that certain Amended and Restated Supplemental Benefit Agreement dated as of December 4, 2006 (the “Agreement”); and

WHEREAS, RTFC and the Executive wish to amend the Agreement in order to extend the term thereof from its current termination date of February 28, 2009;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the parties hereby agree as follows:

A.            Section 3 of the Agreement (encaptioned “Term of Service”) is hereby amended by (i) replacing the date “February 28, 2009” stated therein with the date “February 29, 2012”, and (ii) replacing the date “March 1, 2009” stated therein with the date “March 1, 2012”.

B.            Section 5.5 of the Agreement (encaptioned “Expiration of Term”), is hereby amended by replacing the phrase “February 28th date” with the phrase “last day of February”.

C.            This Amendment contains the entire agreement of the parties with respect to the matters set forth herein, and may only be amended by subsequent written agreement of the parties hereto. This Amendment is governed by and is to be construed and enforced in accordance with the laws of the State of Virginia.

D.            Except as expressly amended hereby, each and every term, condition and provision of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

RURAL TELEPHONE FINANCE COOPERATIVE

By:               /s/ Raymond Henagan
Raymond Henagan, President

                                                                                                               /s/ Sheldon C. Petersen
                                  Sheldon C. Petersen